As Filed with the Securities and Exchange Commission on August 5, 2005


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): Aug. 5, 2005 (Aug. 1, 2005)

                                MONSANTO COMPANY
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                      001-16167                   43-1878297
(State of Incorporation)      (Commission File Number)     (IRS Employer
                                                             Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
                        ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d.-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13a-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On Aug. 1, 2005, Monsanto Company's People and Compensation Committee approved the Monsanto Company Fiscal Year 2006 Annual Incentive Plan (the "2006 Plan"). The 2006 Plan covers the performance period September 1, 2005 through August 31, 2006. Eligibility includes regular employees who do not participate in a local sales or manufacturing annual incentive plan. Funding of the 2006 Plan is determined by the Company's attainment of certain financial goals related to sales growth (10% weighting), earnings per share (50% weighting) and cash flow (40% weighting) and the determination by the People and Compensation Committee that such attainment satisfies certain subjective performance criteria as determined by the Committee. Various performance levels are approved by the People and Compensation Committee with a payout level (as a percentage of target annual incentive opportunity) associated with each level of performance as follows: (i) threshold, 35%, (ii) budget, 100%, and (iii) outstanding, 200%. The incentive pool will be funded at no less than 20% of budget level funding in the event the Company pays dividends with respect to each of its financial quarters ending during the performance period.

         A summary of the 2006 Plan can be found in Exhibit 10 filed herewith and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following document is filed as an exhibit to this report:

    Exhibit 10 Fiscal Year 2006 Annual Incentive Plan Summary, as approved by the People and Compensation Committee of the Board of Directors on August 1, 2005.

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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 5, 2005

                                    MONSANTO COMPANY


                                    By:      /s/ Christopher A. Martin
                                       -----------------------------------------
                                       Name:  Christopher A. Martin
                                       Title:   Assistant Secretary

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


                                  EXHIBIT INDEX


Exhibit Number             Description of Exhibit
--------------             ----------------------

     10 Fiscal Year 2006 Annual Incentive Plan Summary, as approved by the People and Compensation Committee of the Board of Directors on August 1, 2005.



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